Exhibit a(xiv)

ARTICLES SUPPLEMENTARY OF HARTFORD SERIES FUND, INC.

          Hartford Series Fund, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST:

The Corporation currently has the authority to issue eighty-nine billion, nine hundred twenty-five million (89,925,000,000), shares of $0.001 par value common stock, having an aggregate par value of eighty-nine million, nine hundred twenty-five thousand dollars ($89,925,000), as listed below:

Series	Class IA Shares	Class IB Shares

American Funds Asset Allocation HLS Fund	600,000,000	200,000,000

American Funds Blue Chip Income and Growth HLS Fund	600,000,000	200,000,000

American Funds Bond HLS Fund	600,000,000	200,000,000

American Funds Global Bond HLS Fund	600,000,000	200,000,000

American Funds Global Growth HLS Fund	600,000,000	200,000,000

American Funds Global Growth and Income HLS Fund	600,000,000	200,000,000

American Funds Global Small Capitalization HLS Fund	600,000,000	200,000,000

American Funds Growth HLS Fund	600,000,000	200,000,000

American Funds Growth-Income HLS Fund	600,000,000	200,000,000

American Funds International HLS Fund	600,000,000	200,000,000

American Funds New World HLS Fund	600,000,000	200,000,000

Hartford Advisers HLS Fund	8,500,000,000	1,000,000,000

Hartford Capital Appreciation HLS Fund	4,250,000,000	750,000,000

Hartford Capital Preservation HLS Fund	700,000,000	300,000,000

Hartford Director Balanced Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Conservative Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Equity Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Income Allocation HLS Fund	600,000,000	200,000,000

Series	Class IA Shares	Class IB Shares

Hartford Disciplined Equity HLS Fund	3,300,000,000	200,000,000

Hartford Dividend and Growth HLS Fund	3,500,000,000	500,000,000

Hartford Equity Income HLS Fund	600,000,000	200,000,000

Hartford Focus Growth HLS Fund	600,000,000	200,000,000

Hartford Fundamental Growth HLS Fund	600,000,000	200,000,000

Hartford Global Advisers HLS Fund	800,000,000	200,000,000

Hartford Global Communications HLS Fund	600,000,000	200,000,000

Hartford Global Equity HLS Fund	600,000,000	200,000,000

Hartford Global Financial Services HLS Fund	600,000,000	200,000,000

Hartford Global Growth HLS Fund	3,200,000,000	200,000,000

Hartford Global Health HLS Fund	600,000,000	200,000,000

Hartford Global Technology HLS Fund	600,000,000	200,000,000

Hartford Growth HLS Fund	600,000,000	200,000,000

Hartford High Yield HLS Fund	2,600,000,000	200,000,000

Hartford Income HLS Fund	600,000,000	200,000,000

Hartford Index HLS Fund	3,500,000,000	500,000,000

Hartford Inflation Plus HLS Fund	600,000,000	200,000,000

Hartford International Growth HLS Fund	600,000,000	200,000,000

Hartford International Opportunities HLS Fund	2,000,000,000	625,000,000

Hartford International Small Company HLS Fund	600,000,000	200,000,000

Hartford Leaders Balanced Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Conservative Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Equity Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Income Allocation HLS Fund	600,000,000	200,000,000

Series	Class IA Shares	Class IB Shares

Hartford MidCap Growth HLS Fund	600,000,000	200,000,000

Hartford MidCap HLS Fund	1,800,000,000	600,000,000

Hartford MidCap Value HLS Fund	800,000,000	400,000,000

Hartford Money Market HLS Fund	6,000,000,000	1,000,000,000

Hartford Mortgage Securities HLS Fund	900,000,000	300,000,000

Hartford Select MidCap Growth HLS Fund	600,000,000	600,000,000

Hartford Short Duration HLS Fund	600,000,000	200,000,000

Hartford Small Company HLS Fund	1,125,000,000	375,000,000

Hartford Stock HLS Fund	3,000,000,000	1,000,000,000

Hartford Total Return Bond HLS Fund	4,400,000,000	600,000,000

Hartford Value HLS Fund	600,000,000	200,000,000

SECOND:

Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the “Board”) by Article IV of the Corporation’s charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation’s authorized shares of $0.001 par value common stock to ninety-six billion nine hundred twenty-five million (96,925,000,000) shares having an aggregate par value of ninety-six million nine hundred twenty-five thousand dollars ($96,925,000), as classified below:

Series	Class IA Shares	Class IB Shares

American Funds Asset Allocation HLS Fund	600,000,000	200,000,000

American Funds Blue Chip Income and Growth HLS Fund	600,000,000	200,000,000

American Funds Bond HLS Fund	600,000,000	200,000,000

American Funds Global Bond HLS Fund	600,000,000	200,000,000

American Funds Global Growth HLS Fund	600,000,000	200,000,000

American Funds Global Growth and Income HLS Fund	600,000,000	200,000,000

American Funds Global Small Capitalization HLS Fund	600,000,000	200,000,000

Series	Class IA Shares	Class IB Shares

American Funds Growth HLS Fund	600,000,000	200,000,000

American Funds Growth-Income HLS Fund	600,000,000	200,000,000

American Funds International HLS Fund	600,000,000	200,000,000

American Funds New World HLS Fund	600,000,000	200,000,000

Hartford Advisers HLS Fund	8,500,000,000	1,000,000,000

Hartford Capital Appreciation HLS Fund	4,250,000,000	750,000,000

Hartford Capital Preservation HLS Fund	700,000,000	300,000,000

Hartford Director Balanced Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Conservative Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Equity Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Director Income Allocation HLS Fund	600,000,000	200,000,000

Hartford Disciplined Equity HLS Fund	3,300,000,000	200,000,000

Hartford Dividend and Growth HLS Fund	3,500,000,000	500,000,000

Hartford Equity Income HLS Fund	600,000,000	200,000,000

Hartford Focus Growth HLS Fund	600,000,000	200,000,000

Hartford Fundamental Growth HLS Fund	600,000,000	200,000,000

Hartford Global Advisers HLS Fund	800,000,000	200,000,000

Hartford Global Communications HLS Fund	600,000,000	200,000,000

Hartford Global Equity HLS Fund	600,000,000	200,000,000

Hartford Global Financial Services HLS Fund	600,000,000	200,000,000

Hartford Global Growth HLS Fund	3,200,000,000	200,000,000

Hartford Global Health HLS Fund	600,000,000	200,000,000

Hartford Global Technology HLS Fund	600,000,000	200,000,000

Hartford Growth HLS Fund	600,000,000	200,000,000

Hartford High Yield HLS Fund	2,600,000,000	200,000,000

Hartford Income HLS Fund	600,000,000	200,000,000

Hartford Index HLS Fund	3,500,000,000	500,000,000

Hartford Inflation Plus HLS Fund	600,000,000	200,000,000

Hartford International Growth HLS Fund	600,000,000	200,000,000

Hartford International Opportunities HLS Fund	2,000,000,000	625,000,000

Hartford International Small Company HLS Fund	600,000,000	200,000,000

Hartford Leaders Balanced Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Conservative Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Equity Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Growth Allocation HLS Fund	600,000,000	200,000,000

Hartford Leaders Income Allocation HLS Fund	600,000,000	200,000,000

Hartford MidCap Growth HLS Fund	600,000,000	200,000,000

Hartford MidCap HLS Fund	1,800,000,000	600,000,000

Hartford MidCap Value HLS Fund	800,000,000	400,000,000

Hartford Money Market HLS Fund	12,000,000,000	2,000,000,000

Hartford Mortgage Securities HLS Fund	900,000,000	300,000,000

Hartford Select MidCap Growth HLS Fund	600,000,000	600,000,000

Hartford Short Duration HLS Fund	600,000,000	200,000,000

Hartford Small Company HLS Fund	1,125,000,000	375,000,000

Hartford Stock HLS Fund	3,000,000,000	1,000,000,000

Hartford Total Return Bond HLS Fund	4,400,000,000	600,000,000

Hartford Value HLS Fund	600,000,000	200,000,000

THIRD:

Shares of the Corporation’s Class IA and IB common stock shall have all of the rights, preferences and privileges as set forth in the Corporation’s charter and as set forth in the Corporation’s current prospectuses, statements of additional information and multiple class plan.

FOURTH:	The Corporation is registered as an open-end company under the Investment Company Act of 1940.

FIFTH:

At a meeting on May 6-7, 2008 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to accommodate additional Class IA and Class IB shares to Hartford Money Market HLS Fund an existing series of the Corporation.

IN WITNESS WHEREOF, Hartford Series Fund, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Alice A. Pellegrino, its Assistant Secretary, this 30th day of May 2008.

Hartford Series Fund, Inc.

Attest:

/s/Alice A. Pellegrino	By:	/s/ Edward P. Macdonald

Alice A. Pellegrino		Edward P. Macdonald
Assistant Secretary		Vice President

I, Edward P. Macdonald, Vice President of Hartford Series Fund, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

/s/Edward P. Macdonald

Edward P. Macdonald